UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2023

Aterian, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Avenue, Suite #200
Summit, NJ 07901
(Address of Principal Executive Offices)(Zip Code)
(347) 676-1681
(Registrant’s telephone number, including area code)
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 13, 2023, Aterian, Inc. (the “Company”) made certain changes to the compensation arrangements for each of Joseph A. Risico, Co-Chief Executive Officer, and Arturo Rodriguez, Co-Chief Executive Officer and Chief Financial Officer as follows pursuant to amendments to their employment agreements with the Company (the “Amendments”):

o         each of Messrs. Risico and Rodriguez

-         received an increase in base salary to $325,000 per annum; and

-         was granted 945,946 shares of restricted common stock of the Company, vesting one-third on the one-year anniversary of the date of grant and thereafter in eight equal quarterly installments.

          In addition, in the event Mr. Risico or Mr. Rodriguez is terminated from employment by the Company other than for Cause (as defined in the Amendments), contingent upon their execution and delivery of an effective release agreement in a form provided by the Company (a “Release”), he will receive

-         severance consisting of twelve months’ base salary payable under the Company’s normal payroll practices;

-         payment of COBRA insurance premiums for twelve months from the date of termination or until the date of commencement of employment with another; and

-         acceleration of unvested equity awards.

Also, in the event of a Change in Control of the Company (as defined in the Company’s 2019 Equity Plan, as amended) followed by Mr. Risico or Mr. Rodriguez resigning from the Company for good reason (as defined in the Amendments) within 12 months following a Change in Control, he will receive the above-listed benefits, contingent upon their execution and delivery of a Release.
A copy of the Amendments will be filed as exhibits to the Form 10-Q for the three months ended September 30, 2023. The foregoing summary is qualified in its entirety by reference to the full text of such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: September 18, 2023	By:	/s/ Joseph A. Risico
Name: Joseph A. Risico
Title: Co-Chief Executive Officer